Exhibit 32.2


                        CERTIFICATION OF CEO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Victoria Industries, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Albert Abdoulline, as a Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1)     The  Report  fully complies with the requirements of  section  13(a)  of
the  Securities   Exchange  Act  of  1934;  and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By: /S/ Albert Abdoulline
-------------------------
Albert Abdoulline
CFO
Date: November 13, 2006